UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2009

OPTELECOM-NKF, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-8828	52-1010850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 Cloverleaf Center Drive, Germantown, Maryland	20874
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code:  (301) 444-2200

_____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 –  Matters Related to Accountants and Financial Statements

Item 4.01.            Changes in Registrant's Certifying Accountant

(a)  Prior independent registered public accounting firm.

On April 24, 2009, the Audit Committee of the Board of Directors of Optelecom–NKF, Inc. (the "Company") dismissed Grant Thornton LLP as the Company's independent registered public accounting firm.

The reports of Grant Thornton LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and 2008 and through April 24, 2009, there were no "disagreements" (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K promulgated by the Securities and Exchange Commission ("Regulation S-K")) with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

During the fiscal years ended December 31, 2007 and 2008 and through April 24, 2009, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton LLP with a copy of the above disclosure and requested that Grant Thornton LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements included above.  A copy of the letter furnished by Grant Thornton LLP in response to that request, dated April 30, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On April 30, 2009, the Audit Committee of the Board of Directors of the Company engaged KPMG LLP as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2009.

During the Company's fiscal years ended December 31, 2007 and 2008 and through April 30, 2009, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K) or a "reportable event" (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No. 16.1	Letter dated April 30, 2009 from Grant Thornton LLP regarding statements included in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTELECOM-NKF, INC.

By:           /s/ Edmund Ludwig
Edmund Ludwig
Chief Executive Officer

Date: April 30, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

OPTELECOM-NKF, INC.
EXHIBIT INDEX TO FORM 8-K

Exhibit No.	Item

Exhibit 16.1	Letter dated April 30, 2009 from Grant Thornton LLP regarding statements included in this Current Report on Form 8-K.